UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Grayscale Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Digital Large Cap Fund LLC Shares	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 31, 2025, Grayscale Investments Sponsors, LLC, the manager (the “Manager”) of Grayscale Digital Large Cap Fund LLC (the “Fund”), completed its quarterly review of the Fund’s portfolio and initiated the process of rebalancing the Fund in accordance with the CoinDesk 5 Index Methodology (the “CD5 Methodology”), as described in the Fund’s current report on Form 8-K, filed with the Securities and Exchange Commission on June 6, 2025 (the “CD5 Methodology 8-K”). In accordance with the CD5 Methodology, the digital assets held by the Fund (the “Fund Components”) consist of the digital assets (the “Index Components”) included in the CoinDesk 5 Index (the “Index”), subject to the Manager’s discretion to exclude individual digital assets in certain cases, as further described in the CD5 Methodology 8-K. The Index is rebalanced quarterly, during a period beginning 30 days before the last business day of each January, April, July and October. On July 31, 2025, CoinDesk Indices, Inc. (the “Index Provider”) completed the quarterly rebalancing of the Index and determined that Bitcoin, Ethereum (“Ether”), XRP, Solana (“SOL”), and Cardano (“ADA”) met the inclusion criteria of the CoinDesk 5 Index. Accordingly, the Manager adjusted the Fund’s portfolio by purchasing and selling the existing Fund Components in proportion to their respective weightings. As of August 1, 2025, following the rebalancing, the Fund Components consisted of 75.83% Bitcoin, 14.28% Ether, 5.99% XRP, 3.01% SOL, and 0.89% ADA, and each of the Fund’s Shares represented 0.0004 Bitcoin, 0.0022 Ether, 1.0738 XRP, 0.0098 SOL, and 0.6568 ADA. Additional information regarding the Fund’s quarterly rebalancing is available in the Fund’s periodic reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, and the Fund’s current report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Manager of Grayscale Digital Large Cap Fund LLC

Date:	August 5, 2025	By:	/s/ Edward McGee
Edward McGee Chief Financial Officer*

* The Registrant is a fund and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Manager of the Registrant.